EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

EATON VANCE TAX-MANAGED GLOBAL DIVIDEND INCOME FUND

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

Supplement to Summary Prospectuses, Prospectus and

Statement of Additional Information dated March 1, 2021

The following changes are effective July 1, 2021.

1.    The portfolio management team for Eaton Vance Tax-Managed Equity Asset Allocation Fund will be as follows:

Lewis R. Piantedosi, Vice President of Eaton Vance, has managed the Fund since October 2013.

John H. Croft, Vice President of Eaton Vance, has managed the Fund since June 2015.

Douglas R. Rogers, Vice President of Eaton Vance, has managed the Fund since July 1, 2021.

2.    The portfolio management team for Eaton Vance Tax-Managed Global Dividend Income Fund will be as follows:

Christopher Dyer (lead portfolio manager), Director and Vice President of EVAIL and Director of Global Equity for the Eaton Vance organization, has managed the Fund since September 2015.

John H. Croft, Vice President of Eaton Vance, has managed the Fund since March 2010.

Derek DiGregorio, Vice President of Eaton Vance, has managed the Fund since July 1, 2021.

3.    The portfolio management team for Eaton Vance Tax-Managed Multi-Cap Growth Fund and Tax-Managed Multi-Cap Growth Portfolio will be as follows:

Lewis R. Piantedosi, Vice President of Eaton Vance and BMR, has managed the Portfolio since November 2013 and the Fund since March 1, 2021.

Douglas R. Rogers, Vice President of Eaton Vance and BMR, has managed the Portfolio since December 2018 and the Fund since March 1, 2021.

May 13, 2021	38856 5.13.21